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Exhibit 10.4
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                      Schedule to Form of First Amended and
                      Restated Shortfall Funding Agreement

Project                            Lessee                   Management Firm              Maximum Amount
                                                                                           of Advance


Hagerstown, Maryland            C&G Healthcare at            Balanced Care at               $829,000.00
                                Hagerstown, L.L.C.           Hagerstown, Inc.

Johnson City, Tennessee         C&G Healthcare at Johnson    Balanced Care at Johnson       $926,000.00
                                City, L.L.C.                 City, Inc.

Pensacola, Florida              C&G Healthcare at            Balanced Care at             $1,198,000.00
                                Pensacola, L.L.C.            Pensacola, Inc.

Tallahassee, Florida            C&G Healthcare at            Balanced Care at             $1,489,000.00
                                Tallahassee, L.L.C.          Tallahassee, Inc.

Teay's Valley, West Virginia    C&G Healthcare at Teay's     Balanced Care at Teay's        $814,000.00
                                Valley, L.L.C.               Valley, Inc.
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           Project                       Property                                  Leasehold Mortgage

Hagerstown, Maryland            Washington Township,         Leasehold Deed of Trust and Security Agreement
                                Maryland
Johnson City, Tennessee         Washington Township,         Revolving Credit/Future Advances Leasehold Deed of Trust,
                                Tennessee                    Security Agreement and Fixture Filing
Pensacola, Florida              Escambia County, Florida     Leasehold Mortgage and Security Agreement
Tallahassee, Florida            Leo County, Florida          Corrective Leasehold Mortgage and Security Agreement
Teay's Valley, West Virginia    Putnam County, West          Credit Line Deed of Trust of Leasehold Interest, Security
                                Virginia                     Agreement and Fixture Financing Statement
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